Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002

In connection with the Annual Report of Precision Drilling Corporation on Form 40-F for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Financial Officer of Precision Drilling Corporation, hereby certifies, to such officer’s knowledge, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Precision Drilling Corporation.

Dated: March 5, 2019

By:	/s/ Carey T. Ford
Carey T. Ford, Senior Vice President and Chief Financial Officer Precision Drilling Corporation